Exhibit T3F

Cross reference table showing the location in the Indenture of the provisions inserted therein pursuant to Section 310 through 318(a), inclusive, of the Trust Indenture Act of 1939.

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
                            CROSS-REFERENCE TABLE
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Trust Indenture
Act Section                                                                                       Indenture Section
---------------                                                                                   -----------------
310(a)(1)...............................................................................             7.10
(a)(2)..................................................................................             7.10
(a)(3)..................................................................................             N.A.
(a)(4)..................................................................................             N.A.
(a)(5)..................................................................................             7.10
(b).....................................................................................             7.10
(c).....................................................................................             N.A.
311(a)..................................................................................             7.11
(b).....................................................................................             7.11
(c).....................................................................................             N.A.
312(a)..................................................................................             2.05
(b).....................................................................................             12.03
(c).....................................................................................             12.03
313(a)..................................................................................             7.06
(b)(1)..................................................................................             10.03
(b)(2)..................................................................................             7.07
(c).....................................................................................         7.06; 12.02
(d).....................................................................................             7.06
314(a)..................................................................................         4.03; 12.02
(b).....................................................................................             10.02
(c)(1)..................................................................................             N.A
(c)(2)..................................................................................             N.A.
(c)(3)..................................................................................             N.A.
(d).....................................................................................     10.03, 10.04, 10.05
(e).....................................................................................             12.05
(f).....................................................................................             N.A.
315(a)..................................................................................             N.A.
(b).....................................................................................                N.A.
(c).....................................................................................             N.A.
(d).....................................................................................             N.A.
(e).....................................................................................             N.A.
316(a) (last sentence)..................................................................             N.A.
(a)(1)(A)...............................................................................             N.A.
(a)(1)(B)...............................................................................             N.A.
(a)(2)..................................................................................             N.A.
(b).....................................................................................             N.A.
(c).....................................................................................             N.A. 317(a)(1)
N.A.
(a)(2)..................................................................................             N.A.
(b).....................................................................................             N.A.
318(a)..................................................................................             N.A.
(b).....................................................................................             N.A.
(c).....................................................................................             12.01
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